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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 28, 2003


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



        Delaware                    0-25581                 06-1528493
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(State or other Jurisdiction    (Commission File           (IRS Employer
    of Incorporation)                Number)             Identification No.)



 800 Connecticut Avenue, Norwalk, Connecticut                 06854
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       (Address of principal office)                        (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

         Priceline.com issued press releases dated July 28, 2003 and July 29, 2003, copies of which are attached as exhibits to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1 Press release issued by priceline.com Incorporated on July 28, 2003.

                  99.2 Press release issued by priceline.com Incorporated on July 29, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRICELINE.COM INCORPORATED


                                             By: /s/ Jeffery H. Boyd
                                                 -------------------------------
                                                 Name:    Jeffery H. Boyd
                                                 Title:   President and Chief
                                                          Executive Officer


Date:  July 29, 2003


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                                  EXHIBIT INDEX


      EXHIBIT NO.      DESCRIPTION
      ----------       ------------

      99.1 Press release issued by priceline.com Incorporated on July 28, 2003.

      99.2 Press release issued by priceline.com Incorporated on July 29, 2003.